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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:   October 27, 2003

                        HORACE MANN EDUCATORS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                 1-10890                    37-0911756
(State of incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)

              1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: 217-789-2500


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Forward-looking Information

     Statements included in the accompanying press release that state Horace Mann Educators Corporation's (the "Company") or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company's public filings with the Securities and Exchange Commission.

Item 7: Financial Statements and Exhibits

     (c) Exhibits.
         99.1 Press release dated October 27, 2003 regarding guidance on financial results for the year ended December 31, 2003.
         99.2 Horace Mann Educators Corporation October 28, 2003 Conference
              Call Prepared Remarks of Louis G. Lower II, President and Chief Executive Officer; Peter H. Heckman, Executive Vice President and Chief Financial Officer; and Douglas W. Reynolds, Executive Vice President, Property & Casualty.

Item 9: Regulation FD Disclosure

          Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on October 27, 2003. Attached as Exhibit 99.2 are prepared remarks made during a conference call with analysts, held on October 28, 2003, by Louis
G. Lower II, President and Chief Executive Officer; Peter H. Heckman, Executive Vice President and Chief Financial Officer; and Douglas W. Reynolds, Executive Vice President, Property & Casualty.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HORACE MANN EDUCATORS CORPORATION

                                     By: /s/ Bret A. Conklin
                                       -----------------------------------
                                       Name:  Bret A. Conklin
                                       Title: Senior Vice President & Controller
                                              (Principal Accounting Officer)
Date: October 28, 2003

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